UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Pluri Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PLURI INC. MATAM ADVANCED TECHNOLOGY PARK BUILDING NO. 5, HAIFA ISRAEL, 3508409 PLURI INC. 2026 Annual Meeting Vote by June 14, 2026 11:59 PM ET Vote in Person at the Meeting* June 15, 2026 4:00 p.m. (Israel time) Matam Advanced Technology Park Building No. 5, Haifa Israel, 3508409 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95155 - P52215 You invested in PLURI INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 15, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com , (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com . If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com , be sure to click “Delivery Settings”. V95156 - P52215 For 1. To elect the following nominees to the Board of Directors to serve as directors of the Company until the next annual meeting of the shareholders and until their successors shall have been duly elected and qualified: Nominees: Alexandre Weinstein 1a. For Eitan Ajchenbaum 1b. For Rami Levi 1c. For Maital Shemesh - Rasmussen 1d. For Yaky Yanay 1e. For 2 . To ratify the selection of Kesselman & Kesselman, Certified Public Accountants (Isr . ), a member firm of PricewaterhouseCoopers International Limited, as independent registered public accounting firm of the Company for the fiscal year ending June 30 , 2026 . NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends